EXHIBIT 10.15

RECORDING REQUESTED BY

WHEN RECORDED MAIL TO

Arter & Hadden LLP
Attn: Bruce G. Holden
5 Park Plaza, Suite 1000
Irvine, CA 92614-8528

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             DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT
                   AND FIXTURE FILING WITH ASSIGNMENT OF RENTS


ATTENTION: COUNTY RECORDER -- THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. ADDITIONALLY, AS A DEED OF TRUST, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE TRUSTOR AND BENEFICIARY ARE SET FORTH IN SECTION
4.5 OF THIS DEED OF TRUST.

     This Deed of Trust, Security Agreement, Financing Statement and Fixture Filing With Assignment of Rents (this "Deed of Trust") is made as of _______________, 2000 by CAN CAL RESOURCES LIMITED ("Trustor"), CHICAGO TITLE INSURANCE COMPANY ("Trustee"), whose address is 700 S. Flower St., Suite 900, Los Angeles, California 90017, and FIRST COLONY MERCHANT ("Beneficiary").

     This Deed of Trust is given, inter alia, for the purpose of securing a Loan Agreement executed by Trustor in favor of Beneficiary (the "Loan Agreement").

     FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Trustor hereby irrevocably grants, transfers, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE, for the benefit and security of Beneficiary, under and subject to the terms and conditions hereinafter set forth, the real property more particularly described in Exhibit A attached hereto (the "Premises").

     TOGETHER WITH any and all buildings and improvements now or hereafter erected on the Premises including, but not limited to the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements (the "Improvements"), all of which shall be deemed and construed to be a part of the realty;

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     TOGETHER  WITH all  rents,  issues,  profits,  royalties,  income and other benefits (collectively, the "Rents") derived from any lease, sublease, license, franchise, concession or other agreement (collectively, the "Leases") now or hereafter affecting all or any portion of the Premises and the Improvements or the use or occupancy thereof;

     TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Premises or the Improvements;

     TOGETHER WITH all easements, rights-of-way and rights now owned or hereafter acquired by Trustor used in connection therewith or as a means of access thereto, including, without limiting the generality of the foregoing, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto, and all water and water rights and shares of stock evidencing the same;

     TOGETHER WITH all leasehold estate, right, title and interest of Trustor in and to all Leases covering the Premises, the Improvements or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Trustor thereunder including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;

     TOGETHER WITH all right, title and interest now owned or hereafter acquired by Trustor in and to any greater estate in the Premises or the Improvements;

     TOGETHER, with any and all of Trustor's interest in any and all tangible personal property owned by Trustor now or any time hereafter located on or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements or any portion thereof, including, but not limited to, all goods, machinery, tools, equipment (including fire sprinklers and alarm systems, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, lighting, power, sanitation, waste removal, entertainment, recreational, window or structural cleaning rigs, maintenance and all other equipment of every kind), lobby and all other indoor or outdoor furniture
(including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), furnishings, appliances, inventory, rugs, carpets and other floor coverings, draperies, drapery rods and brackets, awnings, venetian blinds, partitions, chandeliers and other lighting fixtures, and all other fixtures, apparatus, equipment, furniture, furnishings, and articles located on or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements or any portion thereof, it being understood that the enumeration of any specific articles of property shall in nowise result in or be held to exclude any items of property not specifically mentioned;

     TOGETHER WITH all right, title and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalk, alleys and strips and gores of land adjacent to or used in connection with the Premises;

     TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Trustor now has or may hereafter acquire in the Premises or the Improvements, and any and all awards made for the taking by eminent domain, or by any proceeding

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or purchase in lieu  thereof,  of the whole or any part of the Trust  Estate (as hereinafter defined), including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages.

       TOGETHER WITH all collections, proceeds and products of any of the foregoing.

     The entire estate, property and interest hereby conveyed to Trustee may hereafter be collectively referred to as the "Trust Estate".

     FOR THE PURPOSE OF SECURING:

     (a) the Loan Agreement in the original principal amount of $300,000 and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof;

     (b) payment of all sums advanced by Beneficiary to protect the Trust Estate, with interest thereon from the date of the advance at the rate of interest as set forth in the Loan Agreement (which rate of interest is hereinafter referred to as the "Agreed Rate");

     (c) payment of all other sums, with interest thereon, which may hereafter be subject to the Loan Agreement;

     (d) payment of all other sums, with interest thereon, becoming due and payable under the provisions of the Loan Agreement;

     (e) performance of every obligation, covenant or agreement of Trustor contained herein and in the Loan Agreement, and all supplements, amendments and modifications thereto and all extensions and renewals thereof;

     (f) performance of every obligation, covenant and agreement of Trustor contained in any agreement now or hereafter executed by Trustor which recites that the obligations thereunder are secured by this Deed of Trust;

     (g) compliance with and performance of each and every material provision of any declaration of covenants, conditions and restrictions pertaining to the Trust Estate or any portion thereof.

     This Deed of Trust, the Loan Agreement, and any other deeds of trust, mortgages, agreements, guaranties or other instruments given to evidence or further secure the payment and performance of any obligation secured hereby may hereafter be collectively referred to as the "Loan Documents."



     TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

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                                    ARTICLE I
                       COVENANTS AND AGREEMENTS OF TRUSTOR


     1.1 Payment of Secured Obligations. Trustor shall perform all obligations required of them under the Loan Agreement and shall pay all charges, fees and other sums as provided in the Loan Documents; the principal of and interest on any future advances secured by this Deed of Trust; and the principal of and interest on any other indebtedness secured by this Deed of Trust.

     1.2 Application of Payment. Except as otherwise expressly provided by applicable law or any other provision of this Deed of Trust, all payments received by Beneficiary from Trustor under the Loan Agreement or this Deed of Trust shall be applied by Beneficiary in the following order: (1) costs, fees, charges, and advances paid or incurred by Beneficiary or payable to Beneficiary, and interest thereon pursuant to or required by any provision of the Loan Agreement, this Deed of Trust, and any other loan documents securing them in such order as Beneficiary, in Beneficiary's sole discretion, elects; (2) interest payable pursuant to the Loan Agreement; and (3) principal payable as required by the Loan Agreement.

     1.3  Estoppel  Certificates.  Within  ten (10) days  after any  request  by
Beneficiary for such information, Trustor will execute and deliver to Beneficiary, and any third party designated by Beneficiary, in recordable form, a certificate reciting that the Loan Agreement and this Deed of Trust are unmodified and in full force and effect, or that the Loan Agreement and this Deed of Trust are in full force and effect as modified and specifying all modifications asserted by Trustor.

     Should Trustor fail to execute and deliver such certificate within ten (10) day period: (a) the Loan Agreement and this Deed of Trust shall, as to Trustor, conclusively be deemed to be either in full force and effect, without modification, or in full force and effect, modified in the manner and to the extent specified by Beneficiary, whichever Beneficiary reasonably and in good faith may represent; and (b) Trustor shall conclusively be deemed irrevocably to have constituted and appointed Beneficiary as Trustor's special attorney-in-fact to execute and deliver such certificate to any third party.

     Trustor and Beneficiary expressly agree that any certificate executed and delivered by Trustor, or any representation in lieu of a certificate made by Beneficiary under this Deed of Trust may be relied upon by any prospective purchaser of the estate, or any prospective assignee of any interest of Beneficiary in the Property, and any other person, without independent investigation or examination to determine the accuracy, reasonableness, or good faith of the recitals.

     The exercise by Beneficiary of any right or remedy provided by this paragraph shall not constitute a waiver of, or operate to cure any default by Trustor under this Deed of Trust, or preclude any other right or remedy that is otherwise available to Beneficiary under this Deed of Trust or applicable law.

     1.4 Maintenance. Repair. Alterations and Compliance with Laws. Trustor shall:

          (a) Maintain, preserve and keep the Trust Estate in good condition and repair;

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          (b)  Not  remove,   demolish  or   substantially   alter  any  of  the
Improvements except upon the prior written consent of Beneficiary;

          (c) Complete promptly and in a good and workmanlike manner any Improvement which may be now or hereafter constructed on the Premises and promptly restore in like manner any portion of the Improvements which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor;

          (d)  Comply  with  all  laws,  ordinances,   regulations,   covenants,
conditions and restrictions now and hereafter affecting the Trust Estate or any part thereof or requiring any alterations or Improvements;

          (e) Not commit or permit any waste or deterioration of the Trust Estate, and keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair;

          (f) Comply with the provisions of any lease, if this Deed of Trust is on a leasehold; and

          (g) Not commit, suffer or permit any act to be done in or upon the Trust Estate in violation of any law, ordinance or regulation. Trustor shall not apply for, willingly suffer or permit any change in zoning, subdivision or land use regulations affecting the Property without first obtaining the written consent of Beneficiary which consent shall not be unreasonably withheld.

     1.5 Required Insurance. Trustor shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force, at no expense to Trustee or Beneficiary, policies of insurance in form and amounts and issued by companies, associations or organizations reasonably satisfactory to Beneficiary covering such casualties, risks, perils, liabilities, including flood in areas designated by the United States Department of Housing and Urban Development as being subject to overflow, and other hazards as Beneficiary may reasonably require. All such policies of insurance required by the terms of this Deed of Trust shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor or any party holding under Trustor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or deductions against Trustor.

     1.6 Delivery of Policies. Payment of Premiums.

          (a) At Beneficiary's option all policies of insurance shall either have attached thereto a lender's loss payable endorsement for the benefit of Beneficiary in form and substance satisfactory to Beneficiary or shall name Beneficiary as an additional insured. Trustor shall furnish Beneficiary with an original, a certified copy of an original or a certificate of all policies of insurance required under Section 1.5 above which sets forth the coverage, the limits of liability, the name of the carrier, the Policy number and the period of coverage. If Beneficiary consents, Trustor may provide any of the required insurance through blanket policies carried by Trustor and covering more than one location, or by policies procured by a tenant or other party holding under Trustor; provided, however,

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all such  policies  shall be in form  and  substance  and  issued  by  companies satisfactory to Beneficiary. At least thirty (30) days prior to the expiration of each required policy, Trustor shall deliver to Beneficiary evidence of the renewal or replacement of such policy, continuing insurance in form and substance as required by this Deed of Trust. All such policies shall contain a provision that, notwithstanding any contrary agreement between Trustor and insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrendered or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice to Beneficiary.

          (b) In the event Trustor fails to provide, maintain, keep in force or deliver to Beneficiary the policies of insurance required by this Deed of Trust Beneficiary may (but shall have no obligation to) procure such insurance or single-interest insurance for such risks covering Beneficiary's interest, and Trustor will pay all premiums thereon promptly upon demand by Beneficiary, and until such payment is made by Trustor, the amount of all such premiums shall bear interest at the Agreed Rate. Upon the occurrence of an Event of Default and request by Beneficiary, Trustor shall deposit with Beneficiary in monthly installments, an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust. In such event Trustor further agrees to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section 1.6, Beneficiary shall timely pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may be then or subsequently due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section 1.6, nor shall anything contained herein modify the obligation of Trustor set forth in Section 1.5 hereof to maintain and keep such insurance in force at all times. Beneficiary may commingle said reserve with its own funds and Trustor shall be entitled to no interest thereon.

     1.7 Casualties: Insurance Proceeds. In the event of any loss, whether or not covered by insurance, Trustor shall give immediate written notice to the Beneficiary and to the insurance carrier, if applicable, on an insured risk. Trustor authorizes and empowers irrevocably, at Beneficiary's option and in Beneficiary's sole discretion as attorney-in-fact for Trustor, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Beneficiary's expenses incurred in the collection of such proceeds, including reasonable attorneys' fees. Trustor further authorizes Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion, and regardless of whether there is any impairment of the security for this Deed of Trust: (a) to apply the balance of such proceeds, or any portion of them, upon any indebtedness secured by this Deed of Trust, whether or not then due, including but not limited to, principal, accrued interest and advances, and in such order or combination as Beneficiary may determine; or (b) to hold the balance of such proceeds, or any portion of them, in a noninterest bearing liability

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account to be used for the cost of reconstruction,  repair, or alteration of the
Improvements on the property; or (c) to release the balance of such proceeds, or any portion of them, to the Trustor. If the insurance proceeds are held by Beneficiary to be used to reimburse Trustor for the costs of restoration and repair of the Improvements, the Improvements shall be restored to the equivalent of its original condition, or such other condition as Beneficiary may approve in writing, and Beneficiary may, at Beneficiary's option, condition disbursement of the proceeds on Beneficiary's approval of such plans and specifications prepared by an architect satisfactory to Beneficiary, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens, as Beneficiary may reasonably require. Prior to disbursement or application of the proceeds, they may be utilized by Beneficiary, who is entitled to all earnings on the proceeds, if any.

     If the insurance proceeds are applied to the payment of the sums secured by this Deed of Trust, any such application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in this Deed of Trust or change the amount of such installment.

     In no event shall either Trustee or Beneficiary be obligated to see to, approve, or supervise the proper application of any hazard insurance proceeds released to Trustor.

     The receipt, application, use, and release of the hazard insurance proceeds shall not cure or constitute a waiver of any default or pending notice of default under this Deed of Trust, nor invalidate any act done pursuant to such notice.

     No hazard insurance proceeds paid or released to Trustor or applied on the cost of repair, restoration, or alteration of the Improvements shall constitute a payment of the indebtedness secured by this Deed of Trust.

     It is further expressly understood and agreed between Trustor and Beneficiary that the right and option of Beneficiary, in the exercise of its sole discretion, to apply the proceeds or so much of them as may be necessary to pay the indebtedness secured by this Deed of Trust, in whole or in part, is absolute, and is not contingent or conditional upon the adequacy or value of the remaining property to secure such unpaid indebtedness, or the nature, or extent of the loss or damage for which such insurance proceeds are paid.

     1.8 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance required by
Section 1.5 and covering solely the Trust Estate or any portion thereof shall inure to the benefit of and pass to the successor in interest to Trustor or to the purchaser or grantee of the Trust Estate.

     1.9 Indemnification: Subrogation: Waiver of Offset.

          (a) If Beneficiary is made a party to any litigation concerning the Deed of Trust, any of the Loan Documents, the Trust Estate or any part thereof or interest therein, or the occupancy of

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the Trust  Estate by Trustor,  then  Trustor  shall  indemnify,  defend and hold
Beneficiary harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Beneficiary as a result of any such litigation, whether or not any such litigation is prosecuted to judgment. However, Trustor shall not be obligated to indemnify, defend and hold Beneficiary harmless from and against any claims which arise solely out of the gross negligence or willful misconduct of Beneficiary. Beneficiary may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Trustor, Trustor shall pay Beneficiary reasonable attorneys' fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Trustor by reason of its breach.

          (b) Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Trust Estate, Trustor's property or the property of others under Trustor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

          (c) All sums payable by Trustor pursuant to this Deed of Trust shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention of or interference by any third party with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim which Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

     1.10 Taxes and Impositions.

          (a) Trustor shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, nongovernmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any property, equipment or other facility used in the operation or maintenance thereof (all the above shall collectively be hereinafter referred to as "Impositions"); provided, however, that if, by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same become due and before any fine,

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penalty,  interest or cost may be added  thereto for the  nonpayment of any such installment and interest.

          (b) If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the impositions payable by Trustor pursuant to Section 1.10(a), or (ii) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in Section 1.10(a) and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Trustor fails to pay such Impositions prior to delinquency or if Trustor is prohibited by law from paying such Impositions, Beneficiary may at its option declare all obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on the obligations secured hereby.

          (c) Upon request by Beneficiary, Trustor shall deliver to Beneficiary within thirty (30) days after the last date prior to delinquency for payment of any such Imposition official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

          (d) Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate proceedings, but such right shall not be deemed or construed in any way as relieving, modifying or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in this Section 1.10, unless Trustor has given prior written notice to Beneficiary of Trustor's intent to so contest or object to an Imposition, and unless, at Beneficiary's sole option,
(i) Trustor shall demonstrate to Beneficiary's satisfaction that the proceedings to be initiated by Trustor shall conclusively operate to prevent the sale of the Trust Estate, or any part thereof, and to satisfy such Imposition prior to final determination of such proceedings; and (ii) Trustor shall furnish a good and sufficient bond or surety as requested by and satisfactory to Beneficiary; or
(iii) Trustor shall demonstrate to Beneficiary's satisfaction that Trustor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

          (e) Upon the occurrence of any Event of Default and request by Beneficiary, Trustor shall pay to Beneficiary an initial cash reserve in an amount adequate to pay all Impositions for the ensuing tax fiscal year and shall thereafter continue to deposit with Beneficiary, in monthly installments, an amount equal to one twelfth (1/12) of the sum of the annual Impositions reasonably estimated by Beneficiary, for the purpose of paying the installment of Impositions next due on the Trust Estate (funds deposited for this purpose shall hereinafter be referred to as "Impounds"). In such event Trustor further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents, and providing Trustor has deposited sufficient Impounds with Beneficiary pursuant to this Section 1.10(e), Beneficiary shall timely pay such amounts as may be due thereunder out of the Impounds so deposited with Beneficiary. If at any time and for any reason the Impounds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due,

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Beneficiary  may notify  Trustor  and upon such  notice  Trustor  shall  deposit immediately an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section 1.10(e). Beneficiary may commingle Impounds with its own funds and shall not be obligated to pay or allow any interest on any Impounds held by Beneficiary pending disbursement or application hereunder. Beneficiary may reserve for future payment of Impositions such portion of the Impounds as Beneficiary may in its absolute discretion deem proper. Upon an Event of Default under any of the Loan Documents or this Deed of Trust, Beneficiary may apply the balance of the Impounds upon any indebtedness or obligation secured hereby in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should Trustor fail to deposit with Beneficiary (exclusive of that portion of said payments which has been applied by Beneficiary upon any indebtedness or obligation secured hereby) sums sufficient to fully pay such Impositions at least fifteen (15) days before delinquency thereof, Beneficiary may, at Beneficiary's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Beneficiary as herein elsewhere provided, or at the option of Beneficiary the latter may, without making any advance whatever, apply any Impounds held by it upon any indebtedness or
obligation   secured  hereby  in  such  order  as  Beneficiary   may  determine,
notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should any Event of Default occur or exist on the part of the Trustor in the payment or performance of any of Trustor's or any guarantor's obligations under the terms of the Loan Documents, Beneficiary may, at any time, at Beneficiary's option, apply any sums or amounts in its hands received pursuant to Sections 1.10(e) hereof, or as rents or income of the Trust Estate or otherwise, to any indebtedness or obligation of the Trustor secured hereby in such manner and order as Beneficiary may elect, notwithstanding said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. The receipt, use or application of any such Impounds paid by Trustor to Beneficiary hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Beneficiary or Trustee under the terms of the Loan Documents or any of the obligations of Trustor or any guarantor under the Loan Documents.

          (f) Trustor shall not suffer, permit or initiate the joint assessment of any real and personal property which may constitute all or a Portion of the Trust Estate or suffer, Permit or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Trust Estate as a single lien.

          (g) If requested by Beneficiary, Trustor shall cause to be furnished to Beneficiary a tax reporting service covering the Trust Estate of the type, duration and with a company satisfactory to Beneficiary.

     1.11 Utilities. Trustor shall pay or shall cause to be paid when due all utility charges which are incurred by Trustor for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate for gas, electricity, water or sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting or related to

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


the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon

     1.12 Actions Affecting Trust Estate. Trustor shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and shall pay all costs and expenses, including the cost of evidence of title and attorneys' fees, in any such action or proceeding in which Beneficiary or Trustee may appear.

     1.13 Actions By Trustee or Beneficiary to Preserve Trust Estate. If Trustor fails to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Beneficiary and/or Trustee, each in its own discretion, without obligation so to do, without releasing Trustor from any obligation, and without notice to or demand upon Trustor, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers, whether conferred herein, in another Loan Document or by law), Beneficiary and Trustee shall have and are hereby given the right, but not the obligation, (i) to enter upon and take possession of the Trust Estate; (ii) to make additions, alterations, repairs and improvements to the Trust Estate which they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of either may affect or appear to affect the security of this Deed of Trust or be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including employment of counsel or other necessary or desirable consultants. Trustor shall, immediately upon demand therefor by Beneficiary and Trustee or any of them, pay to Beneficiary and Trustee an amount equal to all respective costs and expenses incurred by them in connection with the exercise by either Beneficiary or Trustee or both of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver's, trustee's and attorneys' fees, together with interest thereon from the date of such expenditures at the Agreed Rate.

     1.14 Transfer of Trust Estate by Trustor. In order to induce Beneficiary to make the loan secured hereby, Trustor agrees that, in the event of any transfer of the Trust Estate without the prior written consent of the Beneficiary, Beneficiary shall have the absolute right at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Beneficiary may grant or deny such consent in its sole discretion and, if consent should be given, any such transfer shall be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Trustor or any maker or guarantor of the Loan Agreement from any liability thereunder without the prior written consent of Beneficiary. As used herein, "transfer" includes the direct or indirect sale, agreement to sell, transfer, conveyance, pledge, collateral assignment or hypothecation of the Trust Estate, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Trust Estate, or the lease of all or substantially all of the Trust Estate. The term "transfer" shall also include the direct or indirect transfer, assignment, hypothecation or conveyance of legal or beneficial ownership of (i) any

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partnership  interest in Trustor (general or limited),  or (ii) more than 50% of the voting stock of Trustor.

     1.15 Hazardous Materials.

     (a) Except in compliance with all applicable Federal, state and local statutes, laws, ordinances, rules, regulations and common law now or hereafter in effect, and all amendments thereto, relating to the protection of human health or the environment (collectively, "Environmental Requirements"), the Trustor has not caused, permitted or suffered and shall not cause, permit or suffer any Hazardous Material (as hereinafter defined) to be brought upon, treated, kept, stored, transported, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Premises or any portion hereof by the Trustor, its agents, employees, contractors, tenants, invitees or any other person.

     (b) The Trustor shall not cause, permit or suffer the existence of or commission by the Trustor, its agents, employees, contractors, tenants, invitees or any other person of a violation of any Environmental Requirements upon, about or beneath the Premises or any portion thereof. The Trustor and the Premises, and the current and/or proposed use of the Premises, are, and at all times will continue to be, in compliance with all Environmental Requirements.

     (c) The Trustor agrees promptly: (1) to notify the Beneficiary in writing of any change in the nature, extent or methodology relating to any Hazardous Materials maintained on or with respect to the Premises, (2) to deliver to the Beneficiary within ten (10) days of the Trustor's receipt thereof copies of any citations, orders, notices or other material governmental communications received with respect to Hazardous Materials upon, about or beneath the Premises, (3) to observe and comply with any and all Environmental Requirements relating to the use, maintenance, treatment, storage, transportation, generation and disposal of Hazardous Materials, (4) to pay, perform or otherwise satisfy any fine, charge, penalty, fee, damage, order, judgment, decree or imposition related thereto which, if unpaid or unfulfilled, would constitute a lien on the Premises, unless (A) the validity thereof shall be contested by the Trustor diligently and in good faith by appropriate proceedings and with counsel reasonably satisfactory to the Beneficiary and (B) so long as the Trustor shall have at all times deposited with the Beneficiary, or posted a bond satisfactory to the Beneficiary in, a sum equal to the amount necessary (in the reasonable discretion of the Beneficiary) to comply with such order or directive, including, but not limited to, the amount of any fine, penalty, interest or cost that may become due thereon by reason of or during such contest, (5) to take all appropriate response actions, including any removal or remedial actions, in the event of a release, emission, discharge or disposal of any Hazardous Materials in, on, under or from the Premises necessary in order for the Premises to be or remain in compliance with all Environmental Requirements, (6) upon the request of the Beneficiary, to permit the Beneficiary, including its officers, agents, employees, contractors and representatives, to enter and inspect the Premises for purposes of conducting an environmental assessment, and (7) upon the request of the Beneficiary, and at the Trustor's expense, to cause to be prepared for the Premises such site assessment reports, including, but not limited to, engineering studies, historical review and testing, as may be reasonably requested from time to time by the Beneficiary.

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


     (d) If the Trustor  shall fail,  in any manner,  to comply with (a) through
(c) above,  the  Beneficiary  may take (but shall not be obligated to), upon ten
(10) days written notice to the Trustor (or upon such lesser notice, or without notice, if the Beneficiary deems that the same is required to protect the Beneficiary's interest in the Premises), any action which the Beneficiary shall deem necessary or desirable to cause the Premises and the use thereof to comply with any Environmental Requirements if, the failure to comply with such Environmental Requirements, could, in the Beneficiary's sole discretion, have a material adverse effect on the Premises or otherwise jeopardize the Beneficiary's lien on or interest in the Premises created by this Deed of Trust. The Beneficiary may expend such sums of money as reasonable and necessary for any such purpose, and the Trustor hereby agrees to pay to the Beneficiary, immediately upon demand, all sums so expended by the Beneficiary, together with interest thereon from the date of payment at the highest rate then prevailing under the terms of the Loan Agreement for overdue payments of principal, until so paid by the Trustor, all sums so expended by the Beneficiary, and interest thereon, shall be added to and secured by the lien of this Deed of Trust.

     (e) The Trustor agrees to indemnify, defend, and reimburse and does hereby hold harmless the Beneficiary, and its officers, directors, agents, shareholders, employees, contractors, representatives, successors and assigns, from and against any and all claims, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses of investigation and defense of any claim, of whatever kind or nature, including, without limitation, reasonable attorneys' fees and consultants' fees arising from the presence of Hazardous Materials upon, about or beneath the Premises or migrating to and from the Premises or arising in any manner whatsoever out of the violation of any Environmental Requirements pertaining to the Premises and the activities thereon, or arising from the breach of any covenant or representation of the Trustor contained in this Deed of Trust. The Trustor's obligations under this Section shall survive any foreclosure of the Premises ore repayment or extinguishment of the Trustor's indebtedness to the Beneficiary.

     (f) The provisions of this Section are in addition to and supplement any other representations, warranties, covenants and other provisions contained in any documents or instruments evidencing or securing the indebtedness secured hereby.

     For purposes of this Deed of Trust, "Hazardous Material" shall mean any substance:

     1. The presence of which requires investigation, removal, remediation or any form of clean-up under any Federal, state or local statute, regulation, ordinance, order, action, policy or common law currently in effect or in effect in the future, with any amendments thereto; or

     2. Which is or becomes defined as a "hazardous waste," "hazardous substance," "pollutant" or "contaminant" under any Federal, state or local statute, regulation, rule or ordinance or amendments thereto, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.Css. 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901 et seq.); or

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


     3. Which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated presently or in the future by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

     4. The presence of which on the Premises causes or threatens to cause a nuisance upon the Premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Premises; or

     5. The presence of which on adjacent properties could constitute a trespass by the Trustor; or

     6. Which contains, without limitation, gasoline, diesel fuel or the constituents thereof, or other petroleum hydrocarbons; or

     7. Which contains, without limitation, polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or

     8.   Which contains, without limitation, radon, gas; or

     9.   Which contains, without limitation, radioactive materials or isotopes.

     1.16 Full Performance Required: Survival of Warranties. All representations, warranties and covenants of Trustor contained in any loan application or made to Beneficiary in connection with the loan secured hereby or contained in the Loan Documents or incorporated by reference therein, shall survive the execution and delivery of this Deed of Trust and shall remain continuing obligations, warranties and representations of Trustor so long as any portion of the obligations secured by this Deed of Trust remain outstanding.

     1.17 Eminent Domain. In the event that any proceeding or action be commenced for the taking of the Trust Estate, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Trustor receive any notice or other information regarding such proceeding, action, taking or damage, Trustor shall give prompt written notice thereof to Beneficiary. Beneficiary shall be entitled at its option, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name any such action or proceeding. Beneficiary shall also be entitled to make any compromise or settlement in connection with such taking or damage. All compensation, awards, damages, rights of action and proceeds awarded to Trustor by reason of any such taking or damage to the Premises or the Improvements, or any part thereof or any interest therein for public or quasi-public use under the power of eminent domain by reason of any public improvement or condemnation proceeding, or in any other manner (the "Condemnation Proceeds") are hereby assigned to Beneficiary and Trustor agrees to execute such further assignments of the Condemnation Proceeds as Beneficiary or Trustee may require. After deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in

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


connection with any such action or proceeding, Beneficiary shall apply all such Condemnation Proceeds to the restoration of the Improvements, provided that the taking or damage will not, in Beneficiary's reasonable judgment, materially affect the contemplated use and operation of the Improvements.

     If the above condition is met, Beneficiary shall disburse the Condemnation Proceeds as repairs or replacements are effected and continuing expenses become due and payable. If the following completion of all such repairs and replacements any Condemnation Proceeds remain undisbursed, then Beneficiary shall apply such undisbursed Condemnation Proceeds toward payment of the outstanding balance of the Loan, and any Condemnation Proceeds which remain undisbursed after payment in full of the Loan shall be released by Beneficiary to the person or persons legally entitled thereto. If any one or more of the above conditions are not met, Beneficiary shall apply all of the Condemnation Proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Loan Agreement, together with accrued interest thereon, notwithstanding that said outstanding balance may not be due and payable. If the Condemnation Proceeds are not sufficient to repay the Loan Agreement in full, Trustor shall immediately pay any remaining balance, together with accrued interest thereon. Application or release of the Condemnation Proceeds as provided herein shall not cure or waive any default or notice of default hereunder or under any other Loan Document or invalidate any act done pursuant to such notice.

     1.18 Additional Security. No other security now existing, or hereafter taken, to secure the obligations secured hereby shall be impaired or affected by the execution of this Deed of Trust, and all additional security shall be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety or endorser for the payment of said indebtedness. In the event Beneficiary at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale in made hereunder.

     1.19 Appointment of Successor Trustee. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the county in which the Trust Estate is located and by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder; and said successor shall, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of said predecessor.

     1.20 Successors and Assigns. This Deed of Trust applies to, inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder of the Loan Agreement, whether or not named as Beneficiary herein.

     1.21 Inspections. Beneficiary, or it agents, representatives or workers, are authorized to enter at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder or under the terms of any of the Loan Documents.

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


     1.22 Liens. Trustor shall pay and promptly discharge, at Trustor's cost and expense, all liens, encumbrances and charges upon the Trust Estate, or any part thereof or interest therein; provided that Trustor shall have the right to contest in good faith the validity of any such lien, the encumbrance or charge. If Trustor shall fail to remove and discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien, encumbrance or charge by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any such lien encumbrance or charge, together with interest thereon from the date of such expenditure at the Agreed Rate.

     1.23 Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Loan Agreement secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (i) reconvey any part of said Trust Estate, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, (iv) or join in any extension agreement or any agreement subordinating the lien or charge hereof.

     1.24 Beneficiary's Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Estate, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

     1.25 Trade Names. At the request of Beneficiary, Trustor shall execute a certificate in form satisfactory to Beneficiary listing the trade names or fictitious business names under which Trustor intends to operate the Trust Estate or any business located thereon and representing and warranting that Trustor does business under no other trade names or fictitious business names with respect to the Trust Estate. Trustor shall immediately notify Beneficiary in writing of any change in said trade names or fictitious business names, and will, upon request of Beneficiary, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

     1.26 Leasehold. If a leasehold estate constitutes a portion of the Trust Estate, Trustor agrees not to amend, change, terminate or modify such leasehold estate or any interest therein without the prior written consent of Beneficiary. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Trustor agrees to perform all obligations and agreements under said leasehold and shall not take any action or omit to take any action which would effect or permit the termination of said leasehold. Trustor agrees to promptly notify Beneficiary in writing with respect to any default or alleged default by any party thereto and to deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Trustor with respect to any such default or alleged default. Beneficiary shall have the option to cure any such default and to perform any or all of Trustor's obligations thereunder. All sums expended by Beneficiary in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from date of expenditure at the Agreed Rate.

                                   ARTICLE II
                     ASSIGNMENT OF RENTS, ISSUES AND PROFITS

     2.1 Assignment of Rents, Issues and Profits. Trustor further irrevocably grants, transfers and assigns to Beneficiary the Rents from the Premises, absolutely and unconditionally, and not merely as additional collateral security for the indebtedness secured by this Deed of Trust.

     2.2 Assignment to Beneficiary. Trustor hereby gives to and confers upon Beneficiary the right, power and authority to collect the Rents. Trustor irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at the option of Beneficiary at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Trustor, Trustee or Beneficiary, for all such Rents, issues and profits and apply the same to the indebtedness secured hereby; provided, however, that so long as an Event of Default shall not have occurred hereunder and be continuing, Trustor shall have the right to collect such Rents in accordance with and subject to the provisions of this Deed of Trust. Upon request of Beneficiary, Trustor shall execute and deliver to Beneficiary, in recordable form, a specific assignment of any Lease, now or hereafter affecting the Trust Estate or any portion thereof, to further evidence the assignment hereby made.

     2.3 Election of Remedies. Upon the occurrence of an Event of Default hereunder Beneficiary may, at its option, exercise its rights hereunder. If Beneficiary elects to exercise its rights hereunder, Beneficiary or Trustee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, enter upon and take possession of all or any portion of the Trust Estate, enforce all Leases, collect all Rents, including those past due and unpaid, and apply the same, to the costs and expenses of operation of the Trust Estate and collection, including, without limitation, attorneys' fees, and to any indebtedness then secured hereby, and in such order as Beneficiary may determine. In connection with the exercise by Beneficiary of its rights hereunder, Trustor agrees that Beneficiary shall have the right to specifically enforce such rights and to obtain the appointment of a receiver in accordance with the provisions of Section 3.4 hereof without regard to the value of the Trust Estate or the adequacy of any security for the obligations then secured hereby. The collection of such Rents or the entering upon and taking possession of the Trust Estate, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default, or be deemed or construed to make Beneficiary a mortgage-in-possession of the Trust Estate or any portion thereof.

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


                                   ARTICLE III
                              REMEDIES UPON DEFAULT

     3.1 Events of Default. Any of the following events shall be deemed an Event of Default hereunder (an "Event of Default"):

     (a) Default shall be made in the payment of any installment of principal or interest or any other sum secured hereby when due; or

     (b) A failure by Trustor to perform any other covenant or obligation or any breach by Trustor of any other agreements, representations or warranties contained in this Deed of Trust, the Loan Agreement, or any other Loan Document; or

     (c) the occurrence of a default or an "Event of Default" under any of the Loan Documents;

     (d) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Premises, or any judgment involving monetary damages in any such case shall be entered against Trustor which shall become a lien on the Premises or any portion thereof.

     (e) A default by Trustor of any terms or conditions of a Prior Encumbrance.

     For purposes of this Deed of Trust, the term "Prior Encumbrance" shall mean any lien or encumbrance upon the Premises or any part thereof on a parity with or prior or superior to the lien of this Deed of Trust.

     3.2 Acceleration Upon Default, Additional Remedies. Upon the occurrence of an Event of Default, Beneficiary may, at its option, declare all indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest or notice of any kind. Thereafter, Beneficiary may:

          (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the of Trustee, and do any act which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, increase the income therefrom or protect the security thereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including, without limitation, attorneys' fees, upon any indebtedness secured hereby, all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Trust Estate or the collection, receipt and application of rents, issues or profits, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale;

          (b) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

          (c) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Trust Estate to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the county in which the Trust Estate is located; or

          (d) Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or by law.

     3.3 Foreclosure by Power of Sale. Should Beneficiary elect to foreclose by exercise of the power of sale hereby contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Loan Agreement and such receipt and evidence of expenditures made and secured hereby as Trustee may require.

          (a) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Election to Sell as then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

          (b) After deducting all costs, fees and expenses of Trustee and of this Trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale in the following priority, to payment of: (i) first, all sums expended under the terms hereof, not then repaid, with accrued interest at the Agreed Rate; (ii) second, all other sums then secured hereby; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

          (c) Subject to California Civil Code Section 2924g, Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

     3.4 Appointment of Receiver. Upon the occurrence of an Event of Default hereunder, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Trust Estate or the adequacy of any security for the obligations then secured hereby, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the later of (i) the date of confirmation of sale of the Trust Estate; (ii) the disbursement of all proceeds of the Trust Estate collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of Beneficiary or pursuant to an order of a court of competent jurisdiction.

     3.5 Remedies Not Exclusive. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any Loan Document or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies. No waiver of any default of the Trustor hereunder shall be implied from any omission by the Beneficiary to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. No acceptance of any payment of any one or more delinquent installments which does not include interest at the penalty or default rate from the date of delinquency, together with any required late charge, shall constitute a waiver of the right of Beneficiary at any time thereafter to demand and collect payment of interest at such default rate or of late charges, if any.

     3.6 Request for Notice. Trustor hereby requests a copy of any notice of default and that any notice of sale hereunder by mailed to it at the address set forth in Section 4.5 of this Deed of Trust.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.1 Amendments. This Deed of Trust nor any provision hereof cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

     4.2 Trustor Waiver of Rights. Trustor waives to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Trust Estate, and, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties; provided, however, nothing contained herein shall be deemed to be a waiver of Trustor's rights under Section 2924c of the California Civil Code.

     4.3 Statements by Trustor. Trustor shall, within ten (10) days after written notice thereof from Beneficiary, deliver to Beneficiary a written statement stating the unpaid principal of and interest on the Loan Agreement and any other amounts secured by this Deed of Trust and stating whether any offset or defense exists against such principal and interest.

     4.4 Reconveyance by Trustee. Upon written request of Beneficiary stating that all sums secured hereby have been paid in full, and upon surrender of this Deed of Trust and the Loan Agreement to Trustee for cancellation and retention, and upon payment by Trustor of Trustee's fees, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

     4.5 Notices. All notices, requests and demands to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered or certified mail, return receipt requested, postage pre-paid through the United States Postal Service to the addresses shown below or such other addresses which the parties may provide to one another in accordance herewith. Such notices, requests and demands, if sent by mail, shall be deemed given five
(5) days after deposit in the United States mails and if delivered by hand, shall be deemed given when delivered.

         To Beneficiary:      Arter & Hadden LLP
                              Attn: Bruce G. Holden
                              5 Park Plaza, Suite 1000
                              Irvine, CA 92614-8528

         To Trustor:          CAN CAL RESOURCES LIMITED
                              8221 Cretan Blue Lane
                              Las Vegas, NV 89128-7466


     4.6 Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

     4.7 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a Part of this Deed of Trust.

     4.8 Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. In any event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially unsecured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

     4.9 Subrogation. To the extent that proceeds of the Loan Documents are used to pay any outstanding lien, charge or Prior Encumbrance against the Trust Estate, such proceeds have been or will be advanced by Beneficiary at Trustor's request and Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and Prior Encumbrances, irrespective of whether said liens, charges or encumbrances are released.

     4.10 Attorneys' Fees. If the Loan Documents is not paid when due or if any Event of Default occurs, Trustor promises to pay all costs of enforcement and collection, including but not limited to, reasonable attorneys' fees, whether or not such enforcement and collection includes the filing of a lawsuit. As used herein, the term "attorneys' fees" or "attorneys' fees and costs" shall have the meanings usually given such terms.

     4.11 No Merger of Lease. If both the lessor's and lessee's estate under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration so stating, and, unless and until beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Trust Estate shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Lease or

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


sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

     4.12 Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California.

     4.13 Joint and Several Obligations. Should this Deed of Trust be signed by more than one party, all obligations herein contained shall be deemed to be the joint and several obligations of each party executing this Deed of Trust. Any married person signing this Deed of Trust agrees that recourse may be had against community assets and against his or her separate property for the satisfaction of all obligations contained herein.

     4.14 Interpretation. In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires.

     4.15 Loan Statement Fees. Trustor shall pay the amount demanded by Beneficiary or its authorized loan servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

     4.16 Counterparts. This Deed of Trust may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this document to physically form one document, which may be recorded.

     4.17 Financing Statement and Fixture Filing.

          (a) This Deed of Trust constitutes a Security Agreement with respect to all personal property and fixtures in which Beneficiary is granted a security interest hereunder, and Beneficiary shall have all of the rights and remedies of a secured party under the California Commercial Code as well as all other rights and remedies available at law or in equity. Trustor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of, the lien or security interest created hereby. Upon the occurrence and during the continuance of any default by Trustor hereunder, Beneficiary shall have the right to cause any of the Trust Estate which is personal property and subject to the security interest of Beneficiary hereunder to be sold at any one or more public or private sales as permitted by applicable law, and Beneficiary shall further have all other rights and remedies, whether at law, in equity, or by statute, as are available to secured creditors under applicable law. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any person, including both Trustor and Beneficiary, shall be eligible to purchase any part or all of such property at any such disposition.

          Expenses of retaking, holding, preparing for sale, selling or the like shall be borne by Trustor and shall include Beneficiary's and Trustee's reasonable attorneys' fees and legal expenses.

Trustor, upon demand of Beneficiary, shall assemble such personal property and make it available to Beneficiary at the Premises, a place which is hereby deemed to be reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor at least five (5) days prior written notice of the time and place of any public sale or other disposition of such property or of the time of or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Trustor.

          (b) This Deed of Trust constitutes a financing statement filed as a fixture filing in the Official Records of the county recorder of the county in which the Premises are located with respect to any and all fixtures included within the term "Trust Estate" as used herein and with respect to any goods or other personal property that may now be, or hereafter become, such fixtures

     4.18 Further Assurances. Trustor, Beneficiary and Trustee agree to do or to cause to be done such further acts and things and to execute and deliver or to cause to be executed and delivered such additional assignments, agreements, powers and instruments, as any of them may reasonably require or deem advisable to keep valid and effective the charges and lien hereof, to carry into effect the purposes of this Deed of Trust or to better assure and confirm unto any of them their rights, powers and remedies hereunder; and, upon request by Beneficiary, shall supply evidence or fulfillment of each of the covenants herein contained concerning which a request for such evidence has been made

     4.19 Nonforeign Entity. Section 1445 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and Section 18805 of the California Revenue and Taxation Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Beneficiary that the withholding of tax will not be required in the event of the disposition of the Premises or Improvements pursuant to the terms of this Deed of Trust, Trustor hereby certifies, under penalty of perjury that:

          (a) Trustor is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder; and

          (b) Trustor's U.S. employer identification number has been applied for and promptly upon receipt shall be provided to Beneficiary; and Trustor's address is 8221 Cretan Blue Lane, Las Vegas, NV 89128-7466.

It is understood that beneficiary may disclose the contents of this certification to the Internal Revenue Service and the California Franchise Tax Board and that any false statement contained herein could be punished by fine, imprisonment or both. Trustor covenants and agrees to execute such further certificates, which shall be signed under penalty of perjury, as Beneficiary shall reasonably require. The covenant set fort herein shall survive the foreclosure of the lien of this Deed of Trust or acceptance of a deed in lieu thereof.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year first above written.

                                            Trustor:
                                            -------

                                            CAN CAL RESOURCES LIMITED

                                            By     /s/   Ronald D. Sloan
                                                --------------------------------



State of CALIFORNIA         )
                            )
County of                   )
          -----------------

         On , before me, , notary public, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose (name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                            ____________________________________
                                            Signature of Notary


State of CALIFORNIA         )
                            )
County of                   )
          -----------------

         On , before me, , notary public, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose (name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


                                            ____________________________________
                                            Signature of Notary